SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2023

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. REGULATION FD DISCLOSURE.

Beginning in the first quarter of 2023, Charter Communications, Inc. (the “Company”) removed separate mobile reporting, among several other changes, to better reflect the converged and integrated nature of its business and operations. The Company made the following changes to its reporting:

•Residential and small and medium business (“SMB”) monthly revenue per customer calculations now include mobile service revenue
•Residential product penetrations now also include customers that subscribe to mobile and at least one additional product
•Residential mobile service revenue previously included in mobile revenue is now separately reported in residential revenue
•SMB mobile service revenue previously included in mobile revenue is now included in SMB revenue
•Mobile equipment revenue previously included in mobile revenue is now included in other revenue
•Mobile expenses are no longer reported separately and are included in applicable expense categories
•Other costs of revenue includes regulatory, connectivity and produced content costs as well as mobile device costs and direct costs associated with mobile and selling advertising
•Costs to service customers now also includes costs related to field operations, network operations and customer operations for mobile customers but no longer includes costs to service bulk properties
•Sales and marketing expense, which previously included sales and marketing for Spectrum Enterprise, Spectrum Reach and Spectrum Networks as well as costs associated with selling to and servicing bulk properties, now only consists of residential and SMB sales and marketing expenses, including sales and marketing for mobile
•Other expense now also includes sales and marketing for Spectrum Enterprise, Spectrum Reach and Spectrum Networks as well as costs associated with selling to and servicing bulk properties but no longer includes direct costs associated with selling advertising
•Reclasses within capital expenditure categories were made to reclassify all costs associated with our network evolution initiative to upgrade/rebuild
•Line extensions capital expenditures are now broken out between subsidized rural construction line extensions and other line extensions
•Subsidized rural construction initiative capital expenditures subcategory only includes rural construction projects for which we are receiving subsidies from federal, state or local governments

There were no changes to total revenue, Adjusted EBITDA, capital expenditures or net income. Prior periods have been revised to conform with the presentation noted above.

The Company is filing this Current Report on Form 8-K in order to inform the public that a revised trending schedule has been posted to its investor relations website at ir.charter.com, which reflects the changes noted above for each quarter of 2021 and 2022. Beginning with its first quarter 2023 reporting, the Company will report its results using the revised reporting methodology noted above. The Company will also report its financial results using the previous reporting methodology for one quarter only, in its first quarter 2023 trending schedule.

The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Further, such information shall not be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 6, 2023		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 6, 2023		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 6, 2023		Executive Vice President, Chief Accounting Officer and Controller